UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Organovo Holdings, Inc.

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Organovo Announces One-for-Twenty Reverse Stock Split

San Diego, August 17, 2020 - Organovo Holdings, Inc. (the “Company”) (Nasdaq: ONVO) today announced that it filed a certificate of second amendment to its certificate of incorporation with the Secretary of State of the State of Delaware to effect a 1-for-20 reverse stock split of its common stock. The shares underlying the Company’s outstanding options and restricted stock unit awards will also be adjusted accordingly. The reverse stock split will take effect at 5:00 pm (Eastern Time) on August 18, 2020, and the Company’s common stock will open for trading on The Nasdaq Capital Market on August 19, 2020 on a post-split basis.

At the Company’s Special Meeting of Stockholders held on March 26, 2020, the Company’s stockholders approved a reverse stock split within a range of 1-for 20 and 1-for-40. The specific ratio of 1-for-20 was approved by the Company’s Board of Directors.

The reverse stock split is intended to increase the per share trading price of the Company’s common stock to satisfy the $1.00 minimum bid price requirement for continued listing on The Nasdaq Capital Market. As a result of the reverse stock split, every 20 shares of the Company’s common stock issued and outstanding prior to the opening of trading on August 19, 2020 will be consolidated into one issued and outstanding share, with no change in the nominal par value per share of $0.001. No fractional shares are being issued in connection with the reverse stock split. Stockholders of record who would otherwise be entitled to receive a fractional share in connection with the reverse stock split will receive a cash payment in lieu thereof.

Trading of the Company’s common stock on The Nasdaq Capital Market will continue, on a split-adjusted basis, with the opening of the markets on Wednesday, August 19, 2020, under the existing ticker symbol “ONVO” but with a new CUSIP number 68620A203. The reverse stock split reduces the number of shares of the Company’s common stock outstanding from approximately 130.6 million pre-reverse stock split shares to approximately 6.5 million post-reverse stock split shares.

The Company has retained Continental Stock Transfer & Trust Company, Inc. (“Continental”) to act as its exchange agent for the reverse stock split. Continental will provide stockholders of record as of the effective date of the reverse stock split instructions for the exchange of their certificates. Stockholders owning shares via a broker or other nominee will have their positions automatically adjusted to reflect the reverse stock split, subject to their brokers’ particular processes, and will not be required to take any action in connection with the reverse stock split.

About Organovo

The Company has historically focused its efforts on developing its in vivo liver tissues to treat end-stage liver disease and a select group of life-threatening, orphan diseases, for which there are limited treatment options other than organ transplantation. On August 6, 2020, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) for its 2020 Annual Meeting of Stockholders to be held virtually on Tuesday, September 15, 2020 at 9:00 a.m. (Pacific Daylight Time).  Please refer to the proxy statement for information about the proposals to be voted on at the 2020 Annual Meeting, including the membership of the Company’s Board of Directors and the potential future direction of the Company.

Forward Looking Statements

Any statements contained in this press release that do not describe historical facts constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding the Company’s ability to regain compliance with the continued listing requirements of The Nasdaq Capital Market and its ability to remain listed on The Nasdaq Capital Market exchange. Any forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties. These risks and uncertainties and other factors are identified and described in more detail in the Company’s filings with the SEC, including its Quarterly Report on Form 10-Q filed with the SEC on August 10, 2020. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that the Company may issue in the future. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Important Information and Where to Find It

This communication may be deemed to be solicitation material in respect to the Company’s 2020 Annual Meeting of Stockholders to be held virtually on Tuesday, September 15, 2020 at 9:00 a.m. (Pacific Daylight Time) (the “2020 Annual Meeting”).  On August 6, 2020, the Company filed a definitive proxy statement with the SEC and mailed a Notice of Internet Availability of Proxy Materials to its stockholders containing instructions on how to access the proxy materials for the 2020 Annual Meeting, including the Company’s definitive proxy statement and annual report for the fiscal year ended March 31, 2020, over the internet. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MATTERS TO BE CONSIDERED AT THE 2020 ANNUAL MEETING. Investors and stockholders may obtain, free of charge, copies of the definitive proxy statement and any other documents filed by the Company with the SEC in connection with the 2020 Annual Meeting at the SEC’s website (http://www.sec.gov) and on the investor relations section of the Company’s website at ir.organovo.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the 2020 Annual Meeting. Information regarding the special interests of the Organovo directors and executive officers in the matters to be considered at the 2020 Annual Meeting is included in the definitive proxy statement referred to above. The definitive proxy statement is available free of charge from the sources indicated above.

Organovo:

Taylor J. Crouch

858 224 1000

info@organovo.com